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                                                                EXHIBIT 10.17
                                                                -------------

             SUPPLEMENTAL SCHEDULE OF EXECUTIVE OFFICER WHO BECAME
                    A PARTY TO AN INDEMNIFICATION AGREEMENT
                           EFFECTIVE FEBRUARY 1, 1996


Signatory                                                     Capacity
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Jon Ricker                                                    Executive Officer